Microwave Filter Company,  Inc.
                               6743 Kinne Street
                         East Syracuse, New York 13057
                   Notice of Annual Meeting Of Shareholders



To the Shareholders of Microwave Filter Company, Inc.:


     At the direction of the Board of Directors of Microwave Filter Company, Inc., a New York corporation (the "Company"), notice is hereby given that the Annual meeting of Shareholders of the Company (the "Meeting") will be held at 10:00 a.m. on Tuesday, April 6, 2004 at the Holiday Inn, Carrier Circle, East Syracuse, New York 13057 for the purpose of voting on the following matters:


     Proposal 1.   The election of 3 directors to hold office until the Annual
Meeting of the Shareholders at which their term expires or until their successors have been duly elected.


     The Board of Directors has fixed the close of business on February 20, 2004 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting, or any adjournments thereof.



                                     By order of the Board of Directors


                                                       Louis S. Misenti
                                                  Chairman of the Board
Dated:  March 2, 2004
Syracuse, New York



YOUR VOTE IS IMPORTANT. YOU ARE THEREFORE REQUESTED TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, EVEN IF YOU EXPECT TO BE PRESENT AT THE MEETING. YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE MEETING, OR IF YOU DO ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AT THAT TIME AND VOTE IN PERSON IF YOU WISH.

                        MICROWAVE FILTER COMPANY, INC.
              Proxy Statement for Annual Meeting of Shareholders

General

        The enclosed Proxy is solicited on behalf of the Board of Directors of Microwave Filter Company, Inc. (the "Company") for use at the Company's Annual Meeting of Shareholders (the "Annual Meeting") to be held on Tuesday, April 6, 2004 at 10:00 a.m. local time or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Holiday Inn, Carrier Circle, East Syracuse, New York 13057.

        The Company's principal executive offices are located at 6743 Kinne Street, East Syracuse, New York 13057. The telephone number at that address is (315) 438-4700.

        These proxy solicitation materials and the Annual Report to Shareholders were first mailed on or about March 2, 2004 to all shareholders entitled to vote at the Annual Meeting.


Record Date and Shares Outstanding

        Shareholders of record at the close of business on February 20, 2004 are entitled to notice of, and to vote at, the Annual Meeting. At the record date 2,904,781 shares of the Company's common stock were issued, outstanding and entitled to vote at the Annual Meeting.


Revocability of Proxies

        Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.


Voting and Solicitation

        Every shareholder voting for the election for Directors is entitled to one vote for each share held of record on the record date. Directors are elected by a plurality of the votes cast at the meeting. Abstentions count for the purpose of determining a quorum. Broker non-votes do not count for the purpose of determining a quorum. Abstentions will not count as a vote for proposal 1. Broker non-votes will count as a vote for proposal 1.

        The cost of this solicitation will be borne by the Company. The Company has retained Regan & Associates to assist in the solicitation of proxies at a fee of $3,500 (which includes expenses.) In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies also may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or by telegram.

Deadline for Receipt of Shareholder Proposals

        Proposals of shareholders which are intended to be presented by such shareholders at the Company's 2005 Annual Meeting must be received by the Secretary of the Company at the Company's principal executive offices no later than November 5, 2004 in order to be included in the proxy soliciting material relating to that meeting. Such proposals should be sent by certified mail, return receipt requested.


Board Meetings and Committees

        The Board of Directors held a total of five meetings during the fiscal year ending September 30, 2003. No Director attended fewer than 75% of all such meetings of the Board of Directors and of the Committees, if any, on which such Directors served.

        The Company's Audit Committee currently consists of Sidney Chong, Chair, Daniel Galbally, Frank S. Markovich and Robert R. Andrews. All members of the Audit Committee are independent of management (as independence is defined in the Nasdaq listing standards). The purpose of the Audit Committee is to assist the Board of Directors' oversight of the Company's accounting and financial reporting processes and the audits of the Company's financial statements. The Audit Committee operates pursuant to a Charter approved by the Company's Board of Directors which is set forth as Appendix A. The Audit Committee held four meetings during fiscal year 2003.

        The Company's Compensation Committee currently consists of Trudi B. Artini, Chair, Sidney Chong, David B. Robinson, M.D., and Daniel Galbally.
The Compensation Committee reviews compensation and benefits for the Company's executives. The Compensation Committee did not hold any meetings during fiscal year 2003.

        The Company's Nominating Committee currently consists of David B. Robinson, M.D., Chair, Trudi B. Artini, Frank S. Markovich and Daniel Galbally. All members of the Nominating Committee are independent of management ( as independence is defined in the Nasdaq listing standards). The Nominating Committee has adopted a written Nominating Committee Charter which is set forth as Appendix A-1. The Nominating Committee did not hold any meetings during fiscal year 2003.

      When considering a potential candidate for membership on our Board, the Nominating Committee considers relevant business and industry experience and demonstrated character and judgement. There are no differences in the manner in which the Nominating Committee evaluates a candidate that is recommended for nomination for membership on our Board by a shareholder. The Nominating Committee has not received any recommended nominations from any of our shareholders in connection with the Annual Meeting.

     The Nominating Committee will consider shareholder nominations for directors in writing to our corporate secretary prior to the meeting. To be timely, the notice must be delivered within the time period permitted for submission of a stockholder proposal as described under "Shareholder Proposals." Such notice must be accompanied by the nominee's written consent, contain information relating to the business experience and background of the nominee and contain information with respect to the nominating shareholder and persons acting in concert with the nominating shareholder.

     The Nominating Committee is responsible for recommending to our full Board of Directors nominees for election of directors. To fulfill this role, the committee interviews, evaluates and recommends individuals for membership on our Board and committees thereof.

     Each of the Company's directors is encouraged to attend the annual meeting of shareholders in person. Last year eight of nine directors attended the annual shareholders meeting.

     The Company also has a standing Executive Committee.

Compensation of Directors

     Non-officer Directors currently receive fees of $300.00 per board meeting and $300.00 per committee meeting. MFC also reimburses Directors for reasonable expenses incurred in attending meetings. The Chairman of the Board and Officer members receive no compensation for their attendance at meetings. During fiscal 2003, the Company paid Louis S. Misenti $23,542 in compensation for his services as Chairman of the Board of Directors of Microwave Filter Company, Inc.


Security Ownership of Certain Beneficial Owners and Management

        The following table sets forth certain information regarding beneficial ownership of the Company's common stock as of February 20, 2004 (i) by each person who is known by the Company to own beneficially more than 5% of the Company's common stock, (ii) each Director of the Company and (iii) all Directors and Executive Officers as a group.

Directors, Officers                  Shares Beneficially Owned
5% Shareholders                         Number     Percent

Louis S. Misenti *                      261,914      9.0%
140 Clearview Road
Dewitt, NY  13214

Milo Peterson *                          80,000      2.8%
Trudi B. Artini *                        82,435      2.8%
Carl F. Fahrenkrug *                    132,598      4.6%
David B. Robinson, M.D.*                 58,571      2.0%
Frank S. Markovich *                      4,340       **
Daniel Galbally *                         1,489       **
Sidney Chong *                            3,335       **
Robert R. Andrews *                       1,214       **

All Directors and Executive
Officers as a group (ten persons)       627,782     21.6%

*Directors of the Company.
**Denotes less than one percent of class.

Frederick A. Dix                        244,007      8.4%
and Margorie Dix
209 Watson Road
N. Syracuse, NY  13212

EXECUTIVE COMPENSATION AND OTHER MATTERS

Executive Compensation

        The following table sets forth the annual and long-term compensation of the Company's Chief Executive Officer for services to the Company during the three fiscal years ended September 30, 2003.


                                            Annual Compensation
                                                        Salary
Name and Principal Position                    Year       $

Carl F. Fahrenkrug                             2003    119,019
President and CEO                              2002    127,274
                                               2001    126,832




Compensation Committee Interlocks and Insider Participation

        No member of the Compensation Committee was or is an officer or employee of the Company or any of its subsidiaries.



Compliance with Section 16(a) of the Securities Exchange Act

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes of ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Such officers, directors and 10% shareholders are also required by SEC Rules to furnish the Company with copies of all Section 16(a) forms that they file. Based solely on its review of such reports received by it, the Company believes that its officers, directors and 10% shareholders complied with all Section 16(a) filing requirements for the fiscal year ended September 30, 2003.

                                 PROPOSAL ONE
                             ELECTION OF DIRECTORS

Nominees

        Three Directors (Class II) are to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the three nominees named below, all of whom are presently Directors of the Company. In the event that any nominee is unable or declines to serve as a Director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. A term of office of three years for each person elected as a Director will continue to the Annual Meeting of Shareholders at which their term expires or until his or her successor has been elected and qualified. It is not expected that any nominee will be unable or will decline to serve as a Director.

        The name of and certain information regarding each nominee are set forth below.

Director                Principal Occupation


ROBERT R. ANDREWS       Mr. Andrews is the President and Principal shareholder
Age 62                  of Morse Manufacturing Co., Inc., East Syracuse, N.Y.
Director since 1992     which produces specialized material handling equipment
                        and has served in that capacity since prior to 1985.
                        He received a B.A. degree from Arkansas University and has served as Vice President and a Director of the Manufacturers Association of Central New York,
                        President of the Citizens Foundation, a Trustee of DeWitt Community Church, a Director of the Salvation
                        Army and Chairman of the Business and Industry Council of Onondaga Community College.


SIDNEY K. CHONG         Mr. Chong is a corporate accountant for
Age 62                  Carrols Corp. in Syracuse. Prior to joining Carrols
Director since 1995     Corp., he was a Senior Accountant with Price
                        Waterhouse and Co. in New York City. Mr. Chong has a Bachelor of Science degree in accounting from California State University.


LOUIS S. MISENTI        Mr. Misenti is the President and Principal shareholder
Age 76                  of SCI Corp., Syracuse, New York since 1984. SCI
Director since 1976     manufactures polishing compounds for the automobile and
                        silverware industries. Mr. Misenti is also the managing partner of North Pines Golf Course, Cicero, New York which was founded in 1970. He was elected Chairman of the Board of Directors of MFC on March 27, 1993.

REPORT OF AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee operates pursuant to a Charter approved by the Company's Board of Directors. The Audit Committee reports to the Board of Directors and is responsible for overseeing financial accounting and reporting, the system of internal controls established by management and the audit process of the Company. The Audit Committee Charter sets out the responsibilities, authority and specific duties of the Audit Committee. The Charter specifies, among other things, the structure and membership requirements of the Committee, as well as the relationship of the Audit Committee to the independent accountants and management of the Company.

     The Audit Committee consists of four members, all of whom have been determined by the Board of Directors to be "independent" under the NASDAQ listing standards as previously in effect and as amended. The Committee members do not have any relationship to the Company that may interfere with the exercise of their independence from management and the Company. The Board of Directors of Microwave Filter Company, Inc. has determined that Mr. Chong and Mr. Galbally, both members of the Audit Committee, are "audit committee financial experts" as defined by the SEC's regulations. None of the Committee members are current officers or employees of the Company or its affiliates.

Audit Committee Report

     The Audit Committee of the Company's Board of Directors has issued the following report with respect to the audited financial statements of the Company for the fiscal year ended September 30, 2003:

    . The Audit Committee has reviewed and discussed with the Company's management the Company's fiscal 2003 audited financial statements;

    . The Audit Committee has discussed with the Company's independent auditors (PricewaterhouseCoopers LLP) the matters required to be discussed by Statement on Auditing Standards No. 61, as amended by SAS No. 90;

    . The Audit Committee has received the written disclosures and letter from the independent auditors required by Independence Standards Board No. 1 (which relates to the auditor's independence from the Company and its related entities) and has discussed with the auditors their independence from the Company; and

    . Based on the review and discussions referred to in the three items above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2003.

Submitted by the Audit Committee of the Company's Board of Directors:
Sidney K. Chong, Robert R. Andrews, Daniel P. Galbally, Frank S. Markovich

FEES PAID TO INDEPENDENT AUDITORS

     Set forth below are the aggregate fees billed for professional services rendered to the Company by its independent auditors for fiscal 2003.

Audit Fees:                                      $45,000
Financial Information Systems Design
   and Implementation Fees                             0
All Other Fees:
   Tax Services                                    8,750
                                               ---------
   Total fees                                    $53,750
                                               =========









                                 Other Matters

        The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.




THE BOARD OF DIRECTORS

Dated: March 2, 2004

APPENDIX A



MICROWAVE FILTER COMPANY, INC.


AUDIT COMMITTEE CHARTER



A.   Purpose



The purpose of the Audit Committee is to assist the Board of Directors' oversight of the Company's accounting and financial reporting processes and the audits of the Company's financial statements.


B.   Structure and Membership


  1.   Number.    The Audit Committee shall consist of at least three members of the Board of Directors.


  2.   Independence.    Except as otherwise permitted by the applicable NASDAQ
  rules, each member of the Audit Committee shall be "independent" as defined by NASDAQ rules, meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act (subject to the exemptions provided in Rule 10A-3(c)), and not have participated in the preparation of the financial statements of the Company at any time during the past three years.


  3.   Financial Literacy.    Each member of the Audit Committee shall be able
  to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement, at the time of his or her appointment to the Audit Committee. In addition, at least one member must have past employment experience in finance or accounting or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Unless otherwise determined by the Board of Directors (in which case disclosure of such determination shall be made in the Company's annual report filed with the SEC), at least one member of the Audit Committee shall be an "audit committee financial expert" (as defined by applicable SEC rules).


  4.   Chair.    Unless the Board of Directors elects a Chair of the Audit
  Committee, the Audit Committee shall elect a Chair by majority vote.


  5.   Compensation.    The compensation of Audit Committee members shall be
  as determined by the Board of Directors. No member of the Audit Committee may receive any consulting, advisory or other compensatory fee from the Company other than fees paid in his or her capacity as a member of the Board of Directors or a committee of the Board.

  6.   Selection and Removal.    Members of the Audit Committee shall be
  appointed by the Board of Directors. The Board of Directors may remove members of the Audit Committee from such committee, with or without cause.


C.   Authority and Responsibilities


General


The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company's management and the independent auditor, in accordance with its business judgment. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company's financial statements and for reviewing the Company's unaudited interim financial statements. The authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Audit Committee to plan or conduct any audit, to determine or certify that the Company's financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee the independent auditor's report.


Oversight of Independent Auditors


  1.   Selection.    The Audit Committee shall be solely and directly
responsible for appointing, evaluating and, when necessary, terminating the engagement of the independent auditor.


  2.   Independence.    The Audit Committee shall take, or recommend that the
full Board of Directors take, appropriate action to oversee the independence of the independent auditor. In connection with this responsibility, the Audit Committee shall obtain and review a formal written statement from the independent auditor describing all relationships between the independent auditor and the Company, including the disclosures required by Independence Standards Board Standard No. 1. The Audit Committee shall actively engage in dialogue with the independent auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the auditor.


  3.   Compensation.    The Audit Committee shall have sole and direct
responsibility for setting the compensation of the independent auditor. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of the independent auditor established by the Audit Committee.


  4.   Preapproval of Services.    The Audit Committee shall preapprove all
services (audit and non-audit) to be provided to the Company by the independent auditor; provided, however, that de minimis non-audit services may instead be approved in accordance with applicable SEC rules.

  5.   Oversight.    The independent auditor shall report directly to the
Audit Committee, and the Audit Committee shall have sole and direct responsibility for overseeing the independent auditor, including resolution of disagreements between Company management and the independent auditor regarding financial reporting. In connection with its oversight role, the Audit Committee shall, from time to time as appropriate:


  - Receive and consider the reports required to be made by the independent auditor regarding:


  .   critical accounting policies and practices;


  .   alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with Company management, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and


  .   other material written communications between the independent auditor and Company management.


  -   Review with the independent auditor:


  .   audit problems or difficulties the independent auditor encountered in the course of the audit work and management's response, including any restrictions on the scope of the independent auditor's activities or on access to requested information and any significant disagreements with management;


  .   major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies;


  .   analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements;


  .   the effect of regulatory and accounting initiatives, as well as off balance sheet structures, on the financial statements of the Company;


  .   significant risks and uncertainties with respect to the quality, accuracy or fairness of presentation of the Company's financial statements;


  .   recently disclosed problems with respect to the quality, accuracy or fairness of presentation of the financial statements of companies similarly situated to the Company and recommended actions which might be taken to prevent or mitigate the risk of problems at the Company arising from such matters;


  .   any accounting adjustments that were noted or proposed by the auditor but were "passed" (as immaterial or otherwise);

  .   any communications between the audit team and the audit firm's national office respecting auditing or accounting issues presented by the engagement;


  .   accounting for unusual transactions;


  .   adjustments arising from audits that could have a significant impact on the Company's financial reporting process; and


  .   any recent SEC comments on the Company's SEC reports, including in particular any unresolved or future-compliance comments.


  - Inquire of the independent auditor concerning the quality, not just the acceptability, of the Company's accounting determinations, particularly with respect to revenue, earnings, significant items subject to estimate, and other judgmental areas.


  - Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.


  - Inform the independent auditor and Company management (including the Chief Financial Officer and Controller) that they should promptly contact the Audit Committee or its Chair about any significant issue or disagreement concerning the Company's accounting practices or financial statements that is not resolved to their satisfaction. If the Chair is contacted about such an issue, he or she should confer with the independent auditor about the issue and decide whether it is necessary to contact the other members of the Audit Committee prior to the next scheduled meeting of the Committee.


  - Obtain and review a copy of the most recent inspection report of the independent audit firm issued by the Public Company Accounting Oversight Board pursuant to Section 104 of the Sarbanes-Oxley Act.


  - Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated (Section 10A(b) of the Exchange Act requires the independent auditor, if it detects or becomes aware of any illegal act, to assure that the Audit Committee is adequately informed and to provide a report if the independent auditor has reached specific conclusions with respect to such illegal acts).


  - Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

Review of Audited Financial Statements


  6.   Discussion of Audited Financial Statements.    The Audit Committee
shall review and discuss with the Company's management and independent auditor the Company's audited financial statements, including the matters about which Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU S380) requires discussion.


  7.   Recommendation to Board Regarding Financial Statements.    The Audit
Committee shall consider whether it will recommend to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K.


  8.   Audit Committee Report.    The Audit Committee shall prepare an annual
committee report for inclusion where necessary in the proxy statement of the Company relating to its annual meeting of security holders.



Review of Other Financial Disclosures


  9.   Independent Auditor Review of Interim Financial Statements.    The
Audit Committee shall direct the independent auditor to use its best efforts to perform all reviews of interim financial information prior to disclosure by the Company of such information and to discuss promptly with the Audit Committee and the Chief Financial Officer any matters identified in connection with the auditor's review of interim financial information which are required to be discussed by applicable auditing standards. The Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose interim financial information prior to completion of the independent auditor's review of interim financial information.


  10.   Earnings Release and Other Financial Information.    The Audit
Committee shall review and discuss generally the types of information to be disclosed in the Company's earnings press releases (including any use of "pro forma" or "adjusted" non-GAAP, information), as well as in financial information and earnings guidance provided to analysts, rating agencies and others. The Audit Committee's responsibility to discuss earnings releases as well as financial information and earnings guidance may be discharged generally (i.e., discussion of the types of information to be disclosed and the type of presentation to be made). The Audit Committee need not discuss in advance each earnings release or each instance in which the Company may provide earnings guidance. Notwithstanding the foregoing, the Audit Committee should endeavor to review earnings releases prior to their issuance. In addition, the Audit Committee should discuss the results of the SAS 71 review performed by the independent auditor.


  11.   Quarterly Financial Statements.    The Audit Committee, or a
designated subcommittee thereof, shall discuss with the Company's management and independent auditor the Company's quarterly financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

Controls and Procedures


  12.   Oversight.    The Audit Committee shall coordinate the Board of
Directors' oversight of the Company's internal accounting controls for financial reporting, the Company's disclosure controls and procedures and the Company's code of conduct. The Audit Committee shall receive and review the reports of the CEO and CFO required by Rule 13a-14 of the Exchange Act.


  13.   Procedures for Complaints.    The Audit Committee shall establish
procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.


  14.   Related-Party Transactions.    The Audit Committee shall review all
related party transactions on an ongoing basis, and all such transactions must be approved by the Audit Committee.


  15.   Risk Management.    The Audit Committee shall discuss the Company's
policies with respect to risk assessment and risk management.


  16.   Additional Powers.    The Audit Committee shall have such other duties
as may be delegated from time to time by the Board of Directors.


D.   Procedures and Administration


  1.   Meetings.    The Audit Committee shall meet as often as it deems
necessary in order to perform its responsibilities. The Audit Committee may also act by unanimous written consent in lieu of a meeting. The Audit Committee shall periodically meet separately with the independent auditor and Company management. The Audit Committee shall keep such records of its meetings as it shall deem appropriate.


  2.   Subcommittees.    The Audit Committee may form and delegate authority
to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to preapprove audit or non-audit services shall be presented to the full Audit Committee at its next scheduled meeting.


  3.   Reports to Board.    The Audit Committee shall report regularly to the
Board of Directors.


  4.   Charter.    At least annually, the Audit Committee shall review and
reassess the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.


  5.   Independent Advisors.    The Audit Committee shall have the authority,
without further action by the Board of Directors, to engage and determine funding for such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such advisors as established by the Audit Committee.


  6.   Investigations.    The Audit Committee shall have the authority to
conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Audit Committee or any advisors engaged by the Audit Committee.


  7.   Funding.    The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

APPENDIX A-1



MICROWAVE FILTER COMPANY, INC.


NOMINATING COMMITTEE CHARTER



PURPOSE

The Nominating Committee is appointed by the Board of Directors to:

     -    Identify individuals to become Board members.

     - Select, or recommend that the Board select, the director nominees for the next annual meeting of shareholders.

COMMITTEE MEMBERSHIP

The Committee will be composed entirely of directors who satisfy the definition of "independent director" under the listing standards of The Nasdaq Stock Market. The Committee members will be appointed by the Board and may be removed by the Board in its discretion. The Committee shall have the authority to delegate any of its responsibilities to subcommittees as the Committee may deem appropriate, provided the subcommittees are composed entirely of independent directors.

MEETINGS

The Committee shall meet as often as its members deem necessary to perform the Committee's responsibilities.

COMMITTEE AUTHORITY AND RESPONSIBILITIES

The Committee, to the extent it deems necessary or appropriate will (1) identify individuals to become Board members, and (2) select or recommend for the Board's selection, director nominations to be presented for shareholder approval at the annual meeting and to fill any vacancies.

The Committee will have the authority, to the extent it deems necessary or appropriate, to retain advisors. The Company will provide for appropriate funding, as determined by the Committee, for payment of compensation to any advisors employed by the Committee.

The Committee will make regular reports to the Board and will propose any necessary action to the Board. The Committee will review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval.

                                     PROXY


This proxy is Solicited by The Board of Directors of Microwave Filter Company, Inc.


                 Proxy for 2004 Annual Meeting of Shareholders


The undersigned hereby appoints Louis S. Misenti and Carl F. Fahrenkrug proxies of the undersigned, with full power of substitution, to vote shares of common stock of the Company which the undersigned is entitled to vote at the 2004 Annual Meeting of the Shareholders to be held on Tuesday, April 6, 2004 at 10:00 a.m. and any adjournments thereof as follows:


(1)  ELECTION OF DIRECTORS

      Instructions: To vote for all nominees, place an X in box number 1. To withhold authority to vote for any individual nominee, place an X in box number 2, and draw a line through his/her name in the list below.

        1. [ ]  For All Nominees

        2. [ ]  For All Nominees Except Those With A Line Through Their Name

             Robert R. Andrews     Sidney K. Chong     Louis S. Misenti





In their discretion, the proxies are authorized to vote upon other matters properly coming before the meeting or any adjournments thereof.


This proxy will be voted as directed by the undersigned. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL (1).


NOTE: Please date and sign exactly as your name or names appear below and return in the enclosed postage paid envelope.


When signing as an Attorney, Executor, Trustee, Guardian or Officer of a Corporation, please give title as such.



                              _______________________         _________
                              Signature                       Date


                              _______________________         _________
                              Signature if held jointly       Date


IMPORTANT: To assist the Company in planning the Annual Meeting please check the following:

I plan to attend the Annual Meeting  _____

I do not plan to attend the Annual Meeting  _____